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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: NOVEMBER 13, 2003


                              NEOPROBE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    Delaware                      0-26520                         31-1080091
------------------   --------------------------------        ------------------
(STATE OR OTHER            (COMMISSION FILE NO.)             (IRS EMPLOYER
JURISDICTION OF                                              IDENTIFICATION
INCORPORATION OR                                             NUMBER)
ORGANIZATION)


                        425 Metro Place North, Suite 300
                              Columbus, Ohio 43017
                                 (614) 793-7500
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)






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ITEM 5. OTHER EVENTS.


         On November 17, 2003, Neoprobe Corporation, a Delaware corporation (the "Company"), completed a placement of common stock and warrants in the aggregate amount of $2.8 million dollars (the "Equity Placement"). The purchasers included both institutional investors and high net worth individuals. The Company issued a news release on November 17, 2003, announcing the completion of the Equity Placement. The information contained in the news release, which is attached as
Exhibit 99(a) to this Report, is incorporated herein by reference.

         Statements contained or incorporated by reference in this Current Report on Form 8-K which relate to other than strictly historical facts, such as statements about the Company's plans and strategies, expectations for future financial performance, new and existing products and technologies, and markets for the Company's products, are forward-looking statements. The words "believe," "expect," "anticipate," "estimate," "project," and similar expressions identify forward-looking statements that speak only as of the date hereof. Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company's limited revenues, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and exclusive distributor, uncertainty of market acceptance, competition, limited marketing and manufacturing experience, and other risks detailed in the Company's most recent Annual Report on Form 10-KSB and other Securities and Exchange Commission filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


         (c)      Exhibits.

                  99(a) News release of Neoprobe Corporation dated November 17, 2003.*

                  99(b) News release of Neoprobe Corporation dated November 13, 2003.*

         -------------------
         *  Filed with this report


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 13, 2003, Neoprobe Corporation (the "Company") issued a press release regarding its consolidated financial results for the third quarter ended September 30, 2003. A copy of the Company's press release is furnished as
Exhibit 99(b) to this Current Report on Form 8-K and is incorporated herein by reference.

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         The information in this Current Report on Form 8-K, including the exhibits hereto, shall not be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended.

         Statements contained or incorporated by reference in this Current Report on Form 8-K which relate to other than strictly historical facts, such as statements about the Company's plans and strategies, expectations for future financial performance, new and existing products and technologies, and markets for the Company's products, are forward-looking statements. The words "believe," "expect," "anticipate," "estimate," "project," and similar expressions identify forward-looking statements that speak only as of the date hereof. Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company's limited revenues, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and exclusive distributor, uncertainty of market acceptance, competition, limited marketing and manufacturing experience, and other risks detailed in the Company's most recent Annual Report on Form 10-KSB and other Securities and Exchange Commission filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NEOPROBE CORPORATION


Date: November 21, 2003                By: /s/ David C. Bupp
                                           ------------------------------
                                           David C. Bupp
                                           President and Chief Executive Officer



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                                  EXHIBIT INDEX


Exhibit No.                           Description

99(a)          News release of Neoprobe Corporation dated November 17, 2003.*

99(b)          News release of Neoprobe Corporation dated November 13, 2003.*

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* Filed with this report.